SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2012

PureSafe Water Systems, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-30544
(State or other jurisdiction	(Commission File Number)
of incorporation)

160 Dupont Street, Suite 250, Plainview, NY	11803
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 208-8250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

We have recently entered into two agreements with regard to the engineering and distribution and sale of our PureSafe™ First Response Water System” line of mobile water decontamination and purification systems.

On January 24, 2013, we signed an Engineering Package Agreement (“ETG Agreement”) with ETG/Engineering Technologies Group, Inc. (“ETG”), Hopkinton, Massachusetts, for ETG to provide detailed electronic engineering drawings and purchase specifications for our water purification and filtration product, an engineering package to facilitate the outsourcing of the assembly, sub-assembly and manufacturing of our product.  Under the ETG Agreement, we have agreed to pay ETG $300,000 in $10,000 increments based on each unit sold, provided that the total shall be paid with in 24 months of the completion of the engineering package, or termination of the ETG Agreement, whichever is earlier.  In addition we have agreed to issue ETG $150,000 in value of our common stock, 50% of which would be issued upon signing the ETG Agreement, and 50% upon substantial completion of the drawing only portion of the engineering package.  The ETG Agreement shall remain in effect until ETG receives full compensation under this Agreement, but is terminable on 90 days notice by either party, in which case ETG shall be entitled to its full compensation under this Agreement.

On January 25, 2013, we entered into an Exclusive Sales and Marketing Agreement (the “Distribution Agreement”) with Global Equipment Marketing, Inc. (“GEM”), Hopkinton, Massachusetts, a distribution and marketing company.  Under the Distribution Agreement GEM is, on an exclusive basis, responsible for promoting and selling our products at their cost and expense.  GEM will sell and market our products under our corporate name to end users worldwide and will receive a discount from the list prices of our products in connection with sales to its dealers, distributors, representatives and resellers. Under the Distribution Agreement, we remain responsible for the design and manufacturing of our products. The initial term of the Distribution Agreement is five years, renewable for subsequent one year terms if neither party gives notice of termination.

FOR THE FULL TERMS OF THE AGREEMENTS WITH ETG/ENGINEERING TECHNOLOGIES GROUP, INC. AND GLOBAL EQUIPMENT MARKETING, INC., PLEASE REFER TO THE COPIES OF THESE AGREEMENTS FILED AS EXHIBITS WITH THIS REPORT.

ITEM 3.02. Unregistered Sales of Equity Securities

The following table sets forth the sales of unregistered securities, since the issuances reported in the Company’s last quarterly report for the period ending September 30, 2012.

Date	Title and Amount(1)	Purchaser	Principal Underwriter	Total Offering Price/Underwriting Discounts
15-Oct-12	2,083,333 shares of common stock and three year warrants to purchase 520,833 shares of common stock at exercise price $0.0144 through 2011 Private Placement.	Private investor	N/A	$0.012 per share/NA
17-Oct-12	3,100,935 shares of common stock and three year warrants to purchase 775,234 shares of common stock at exercise price $0.0128 through 2011 Private Placement.	Private investor	N/A	$0.0107 per share/NA
25-Oct-12	Five-year Warrants to purchase 15,000,000 shares of common stock at an exercise price of $0.006 per share issued for compensation.	Chief Executive Officer	NA	$.006 per share/NA
25-Oct-12	Five-year Warrants to purchase 15,000,000 shares of common stock at an exercise price of $0.006 per share issued for compensation.	Chief Financial Officer	NA	$.006 per share/NA
25-Oct-12	Three-year Warrants to purchase 3,000,000 shares of common stock at an exercise price of $0.006 per share issued for compensation.	Chief Operating Officer	NA	$.006 per share/NA
25-Oct-12	Three-year Warrants to purchase 1,500,000 shares of common stock at an exercise price of $0.006 per share issued for compensation.	Director	NA	$.006 per share/NA
25-Oct-12	Three-year Warrants to purchase 1,500,000 shares of common stock at an exercise price of $0.006 per share issued for compensation.	Director	NA	$.006 per share/NA
26-Oct-12	Three-year Warrants to purchase 833,333 shares of common stock at an exercise price of $0.0072 per share issued in connection of debt financing.	Private investor	NA	$.0072 per share/NA

Date	Title and Amount(1)	Purchaser	Principal Underwriter	Total Offering Price/Underwriting Discounts
5-Nov-12	Three-year Warrants to purchase 961,538 shares of common stock at an exercise price of $0.013 per share issued for compensation to directors of the Company.	Director	NA	$.013 per share/NA
5-Nov-12	Three-year Warrants to purchase 961,538 shares of common stock at an exercise price of $0.013 per share issued for compensation to directors of the Company.	Director	NA	$.013 per share/NA
5-Nov-12	Three-year Warrants to purchase 961,538 shares of common stock at an exercise price of $0.013 per share issued for compensation to directors of the Company.	Director	NA	$.013 per share/NA
5-Nov-12	Three-year Warrants to purchase 961,538 shares of common stock at an exercise price of $0.013 per share issued for compensation to directors of the Company.	Director	NA	$.013 per share/NA
7-Nov-12	3,232,222 shares of common stock and three year warrants to purchase 808,056 shares of common stock at exercise price $0.0108 through 2011 Private Placement.	Private investor	N/A	$0.009 per share/NA
26-Nov-12	3,571,429 shares of common stock and three year warrants to purchase 892,857 shares of common stock at exercise price $0.0084 through 2011 Private Placement	Private investor	N/A	$0.007 per share/NA
3-Oct-12 through 20-Dec-12	124,512,246 shares of common stock issued through loan conversions.	Private Investors	N/A	$0.0016- $0.0065 per share/NA
21-Dec-12	13,487,996 shares of common stock and three year warrants to purchase 3,371,999 shares of common stock at exercise price $0.004448 through 2011 Private Placement.	Private investor	N/A	$0.0037 per share/NA
24-Dec-12	17,047,392 shares of common stock and three year warrants to purchase 4,261,848 shares of common stock at exercise price $0.00352 through 2011 Private Placement.	Private investor	N/A	$0.0029 per share/NA
8-Jan-13	Three-year Warrants to purchase 1,666,667 shares of common stock at an exercise price of $0.0036 per share issued in connection of debt financing.	Private investor	NA	$.0036 per share/NA
17-Jan-13	Three-year Warrants to purchase 3,205,128 shares of common stock at an exercise price of $0.0039 per share issued for compensation to director of the Company.	Director	NA	$.0039 per share/NA
17-Jan-13	Three-year Warrants to purchase 3,205,128 shares of common stock at an exercise price of $0.0039 per share issued for compensation to director of the Company.	Director	NA	$.0039 per share/NA
17-Jan-13	Three-year Warrants to purchase 3,205,128 shares of common stock at an exercise price of $0.0039 per share issued for compensation to director of the Company.	Director	NA	$.0039 per share/NA
17-Jan-13	Three-year Warrants to purchase 3,205,128 shares of common stock at an exercise price of $0.0039 per share issued for compensation to directors of the Company.	Director	NA	$.0039 per share/NA
11-Feb-13
10,000,000 shares of common stock, together with five-year warrants to purchase 10,000,000 shares of common stock at an exercise price of $.0033 per share, issued to an officer and director of the Company.
		Officer and Director of the Company	NA	$.0033 per share/NA

Date	Title and Amount(1)	Purchaser	Principal Underwriter	Total Offering Price/Underwriting Discounts
11-Feb-13
15,000,000 shares of common stock, together with five-year warrants to purchase 15,000,000 shares of common stock at an exercise price of $.0033 per share, issued to an officer and director of the Company.
		Officer and Director of the Company	NA	$.0033 per share/NA
12-Feb-13	42,424,242 shares of common stock and three year warrants to purchase 10,606,061shares of common stock at exercise price $0.0039 through 2011 Private Placement	Private investor	NA	$0.0033 per share/NA
4-Mar-13	15,151,515 shares of common stock and three year warrants to purchase 3,787,879 shares of common stock at exercise price $0.0039 through 2011 Private Placement	Private investor	NA	$0.0033 per share/NA
4-Mar-13	15,151,515 shares of common stock and three year warrants to purchase 3,787,879 shares of common stock at exercise price $0.0039 through 2011 Private Placement	Private investor	NA	$0.0033 per share/NA
4-Mar-13	3,205,128 shares of common stock and three year warrants to purchase 801,282 shares of common stock at exercise price $0.0094 through 2011 Private Placement	Private investor	NA	$0.0078 per share/NA
10-Mar-13	250,000 shares of common stock issued to advisor to company.	Advisor	NA	$0.0033 per share/NA
10-Mar-13	300,000 shares of common stock.	Employee	NA	$0.0033 per share/NA
10-Mar-13	150,000 shares of common stock.	Employee	NA	$0.0033 per share/NA
10-Mar-13	250,000 shares of common stock issued to employee to company.	Employee	NA	$0.0033 per share/NA
10-Mar-13	250,000 shares of common stock issued to employee to company.	Employee	NA	$0.0033 per share/NA
10-Mar-13	3,000,000 shares of common stock.	Advisor	NA	$0.0033 per share/NA
10-Mar-13	1,000,000 shares of common stock.	Advisor	NA	$0.0033 per share/NA
10-Mar-13	21,509,222 shares of common stock and three year warrants to purchase 40,331,707 shares of common stock at a weighted average exercise price $0.0066 issued to advisor to company.	Advisor	NA	$0.0066 weighted average price per share/NA
16-Jan-13 through 14-Mar-13	87,312,385 shares of common stock issued through loan conversions.	Private investors	NA	$0.00108-$0.0019 per share/NA
(1) The issuances to lenders, consultants, employees and investors are viewed by the Company as exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), alternatively, as transactions either not involving any public offering, or as exempt under the provisions of Regulation D or Rule 701 promulgated by the SEC under the Securities Act.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On January 7, 2013, our Board of Directors elected Theresa Bishoff as a director to fill the vacancy on the Board resulting from the resignation of John Gibb.

Theresa Bischoff, age 60,  was elected to our Board of Directors on January 7, 2013, and since September 2010 has been a Partner with RC Consulting, focused on strategic consulting for health care and other not for profit organizations. Previously from January 2004 to September 2010, she served as Chief Executive Officer of the American Red Cross in Greater New York, the largest chapter in the country, covering the five boroughs of New York City as well as Putnam, Rockland, Orange and Sullivan Counties. As a disaster response and preparedness organization providing immediate humanitarian support, it serves more than 9 million people in the Greater New York area.  A staff of 140 employees working in partnership with over 7,300 adult and 700 youth volunteers help more than 200,000 New Yorkers annually who have been affected by fires, blizzards, floods, blackouts and other emergencies, responding to seven disasters or emergencies a day.  The Chapter also trains 130,000 New Yorkers in preparedness and life saving skills each year.  In July 2007, Ms. Bischoff was also given oversight responsibilities for the Red Cross Chapters in Westchester, Nassau, Suffolk, Shelter Island and Greenwich, Connecticut.  Previously, she was at NYU Medical Center from 1984 to 2004 where she served as President for the last six years of her tenure.  An advocate of healthcare on the national, state and local levels, she has held many other positions including: Chair of the Greater New York Hospital Association and Chair of the Association of American Medical Colleges which represents 125 accredited medical schools and 400 major teaching hospitals. She serves on the Board of Mutual of America Capital Management Corporation, Israel Discount Bank of New York and Vice Chair of the New York State Commission on National and Community Service. She is also an active American Red Cross disaster response volunteer.  Ms. Bischoff is a graduate of the University of Connecticut where she earned a B.S. in Accounting.  She also holds an MBA from New York University’s Stern School of Business and is a CPA.

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

For a description of the terms, and other information concerning the issuance, of the Company’s Series B Preferred Stock, authorized pursuant to a Certificate of Designations, Preferences and Rights of Series B Preferred Stock, $0.001 par value per share (filed with the Secretary of State of the State of Delaware on June 26, 2012), reference is made to the Company’s Definitive Information Statement on Schedule C, filed with the Securities and Exchange Commission on February 6, 2013.

ITEM 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1a	Certificate of Designations, Preferences and Rights of Series B Preferred Stock, filed June 26, 2012, filed herewith.

10.46	Engineering Package Agreement, dated January 24, 2013, by and between the Company and ETG/Engineering Technologies Group, Inc., filed herewith.

10.47	Exclusive Sales and Marketing Agreement, dated January 25, 2013, by and between the Company and Global Equipment Marketing, Inc., filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PureSafe Water Systems, Inc.

Date: April 3, 2013	By:	/s/ Leslie Kessler
Leslie Kessler
President